                                                                    EXHIBIT 10.9

                      INTERNATIONAL METAL ENTERPRISES, INC.

                                                                   , 2005
                                             ----------------------

Marco Realty
1 Penn Plaza
Suite 2514
New York, New York 10119

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of International Metal Enterprises,
Inc. ("IME") and continuing until (the "Termination Date") the earlier of the consummation by IME of a "Business Combination" or IME's liquidation (as described in IME's IPO prospectus), Marco Realty shall make available to IME certain office and secretarial services as may be required by IME from time to time, situated at 1 Penn Plaza, Suite 2514, New York, New York 10119. . In
exchange therefore, IME shall pay Marco Realty the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                           Very truly yours,

                                           INTERNATIONAL METAL ENTERPRISES, INC.

                                           By:
                                                --------------------------------
                                                Name:
                                                Title:

AGREED TO AND ACCEPTED BY:

MARCO REALTY

By:
     ---------------------------------
     Name:
     Title: